Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

* * * May be forwarded externally ONLY to US -based accounts* * *

Prospect Capital Corporation Reopening

ISSUER: Prospect Capital Corporation (“PSEC”)
EXPECTED RATINGS: BBB- (S&P); BBB (Kroll)
SECURITY DESCRIPTION: $250MM 5.875% Unsecured Notes due 2023
FORMAT: SEC Registered
REOPENING SIZE: [$50]MM
MATURITY: 03/15/2023
PRICE GUIDANCE: CT5 + 312.5bps
ACTIVE BOOKRUNNERS: RBC/BARC
CO-MANAGERS: UBS
MINIMUM DENOMS: $1,000 x $1,000
USE OF PROCEEDS: To finance Tender Offer to repurchase 5.00% 2019 Notes
SETTLEMENT: T+2
TIMING: Today’s Business

Investors are advised to carefully consider the investment objective, risks, charges and expenses of PSEC before investing. The preliminary prospectus supplement dated June 18, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about PSEC and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, PSEC, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling RBC Capital Markets, LLC toll-free at 1-866-375-6829 or Barclays Capital Inc. toll-free at 1-888-603-5847.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of PSEC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM